                                                                      EXHIBIT 99


                               SUBJECT TO REVISION
                     SERIES TERM SHEET DATED JANUARY 9, 2003


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2003-1

                                   SUBSERIES 1
                                   -----------
        [$____________ ] FLOATING RATE CLASS A, SUBSERIES 1 CERTIFICATES [$____________ ] FLOATING RATE CLASS B, SUBSERIES 1 CERTIFICATES

                                   SUBSERIES 2
                                   -----------
        [$____________ ] FLOATING RATE CLASS A, SUBSERIES 2 CERTIFICATES [$____________ ] FLOATING RATE CLASS B, SUBSERIES 2 CERTIFICATES

                                   SUBSERIES 3
                                   -----------
        [$____________ ] FLOATING RATE CLASS A, SUBSERIES 3 CERTIFICATES [$____________ ] FLOATING RATE CLASS B, SUBSERIES 3 CERTIFICATES

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF DISCOVER BANK OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. DISCOVER BANK MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. DISCOVER BANK WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR DISCOVER BANK AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND DISCOVER BANK.

MORGAN STANLEY
     DEUTSCHE BANK SECURITIES
           RBC CAPITAL MARKETS
                       ABN AMRO INCORPORATED
                                COMMERZBANK CAPITAL MARKETS
                                          DANSKE SECURITIES (U.S.), INC.
                                                     HSBC SECURITIES

         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series Supplement to the Pooling and Servicing Agreement. There are three subseries for this series, each of which will be treated as a separate series under the Pooling and Servicing Agreement and all of the series supplements that are a part of Discover Card Master Trust I.

TITLE OF SECURITIES.....................  Subseries 1:
                                          -----------

                                          Discover Card Master Trust I, Series
                                          2003-1 Floating Rate Class A,
                                          Subseries 1 Credit Card Pass-Through
                                          Certificates

                                          Discover Card Master Trust I, Series
                                          2003-1 Floating Rate Class B,
                                          Subseries 1 Credit Card Pass-Through
                                          Certificates

                                          Subseries 2:
                                          -----------

                                          Discover Card Master Trust I, Series
                                          2003-1 Floating Rate Class A,
                                          Subseries 2 Credit Card Pass-Through
                                          Certificates

                                          Discover Card Master Trust I, Series
                                          2003-1 Floating Rate Class B,
                                          Subseries 2 Credit Card Pass-Through
                                          Certificates

                                          Subseries 3:
                                          -----------

                                          Discover Card Master Trust I, Series
                                          2003-1 Floating Rate Class A,
                                          Subseries 3 Credit Card Pass-Through
                                          Certificates

                                          Discover Card Master Trust I, Series
                                          2003-1 Floating Rate Class B,
                                          Subseries 3 Credit Card Pass-Through
                                          Certificates

INTEREST RATE...........................  Subseries 1:
                                          -----------

                                          Class A, Subseries 1 Certificates:
                                          LIBOR plus ___% per year
                                          Class B, Subseries 1 Certificates:
                                          LIBOR plus ___% per year

                                          Subseries 2:
                                          -----------

                                          Class A, Subseries 2 Certificates:
                                          LIBOR plus ___% per year
                                          Class B, Subseries 2 Certificates:
                                          LIBOR plus ___% per year

                                          Subseries 3:
                                          -----------

                                          Class A, Subseries 3 Certificates:
                                          LIBOR plus ___% per year

                                          Class B, Subseries 3 Certificates:
                                          LIBOR plus ___% per year.


                                          The trustee will calculate interest on
                                          the certificates for each subseries on
                                          the basis of the actual number of days
                                          elapsed and a 360-day year.

                                          "LIBOR" will mean the London interbank
                                          offered rate for one-month United
                                          States dollar deposits, determined two
                                          business days before the start of each
                                          interest accrual period.

INTEREST PAYMENT DATES..................  The 15th day of each month, or the next business day, beginning in
                                          February 2003.

EXPECTED MATURITY DATES.................  Subseries 1:
                                          -----------

                                          Class A, Subseries 1 Certificates:
                                          October 15, 2005, or the next business
                                          day. If an Amortization Event occurs
                                          for Subseries 1, the trust will pay
                                          principal monthly and the final
                                          principal payment may be made before
                                          or after October 15, 2005.

                                          Class B, Subseries 1 Certificates:
                                          November 15, 2005, or the next
                                          business day. If an Amortization Event
                                          occurs for Subseries 1, the trust will
                                          pay principal monthly and the final
                                          payment of principal may be made
                                          either before or after November 15,
                                          2005. The trust must generally pay all
                                          Class A, Subseries 1 principal before
                                          it pays any Class B, Subseries 1
                                          principal.

                                          Subseries 2:
                                          -----------

                                          Class A, Subseries 2 Certificates:
                                          October 15, 2006, or the next business
                                          day. If an Amortization Event occurs
                                          for Subseries 2, the trust will pay
                                          principal monthly and the final
                                          principal payment may be made before
                                          or after October 15, 2006.

                                          Class B, Subseries 2 Certificates:
                                          November 15, 2006, or the next
                                          business day. If an Amortization Event
                                          occurs for Subseries 2, the trust will
                                          pay principal monthly and the final
                                          payment of principal may be made
                                          either before or after November 15,
                                          2006. The trust must generally pay all
                                          Class A, Subseries 2 principal before
                                          it pays any Class B, Subseries 2
                                          principal.

                                          Subseries 3:
                                          -----------

                                          Class A, Subseries 3 Certificates:
                                          October 15, 2007, or the next business
                                          day. If an Amortization Event occurs
                                          for Subseries 3, the trust will pay
                                          principal monthly and the final
                                          principal payment may be made before
                                          or after October 15, 2007.

                                          Class B, Subseries 3 Certificates:
                                          November 15, 2007, or the next
                                          business day. If an Amortization Event
                                          occurs for Subseries 3, the trust will
                                          pay principal

                                          monthly and the final payment of
                                          principal may be made either before or
                                          after November 15, 2007. The trust
                                          must generally pay all Class A,
                                          Subseries 3 principal before it pays
                                          any Class B, Subseries 3 principal.


                                          An "Amortization Event" for each
                                          subseries is an event that will cause
                                          the trust to begin repaying principal
                                          for such subseries on a monthly basis.

SERIES TERMINATION DATE.................  For each subseries, the Series
                                          Termination Date is the last day on
                                          which the trust will pay principal on
                                          the certificates for that subseries.

                                          Subseries 1: For Class A, Subseries 1
                                          and Class B, Subseries 1, the Series
                                          Termination Date is the first business
                                          day following April 15, 2008, or if
                                          April 15, 2008 is not a business day,
                                          the second business day following
                                          April 15, 2008.

                                          Subseries 2: For Class A, Subseries 2
                                          and Class B, Subseries 2, the Series
                                          Termination Date is the first business
                                          day following April 15, 2009, or if
                                          April 15, 2009 is not a business day,
                                          the second business day following
                                          April 15, 2009.

                                          Subseries 3: For Class A, Subseries 3
                                          and Class B, Subseries 3, the Series
                                          Termination Date is the first business
                                          day following April 15, 2010, or if
                                          April 15, 2010 is not a business day,
                                          the second business day following
                                          April 15, 2010.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)............  For each subseries, the Class B
                                          Certificates are subordinated to the
                                          Class A Certificates for that
                                          subseries, up to a specified dollar
                                          amount, known as the "Available
                                          Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT...........  Subseries 1:
                                          -----------

                                          Initially, equal to [$_____________],
                                          which amounts may be reduced,
                                          reinstated or increased from time to
                                          time. The Available Subordinated
                                          Amount for Subseries 1 will increase
                                          by:

                                          - [$_____________] after a
                                            Supplemental Credit Enhancement
                                            Event, if Discover Bank has not made
                                            an Effective Alternative Credit
                                            Support Election for Subseries 1;

                                          - [$_____________] after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has occurred for Subseries 1;
                                            or


                                          - [$_____________] after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has not occurred for Subseries
                                            1.

                                          Subseries 2:
                                          -----------

                                          Initially, equal to [$_____________],
                                          which amounts may be reduced,
                                          reinstated or increased from time to
                                          time. The Available Subordinated
                                          Amount for Subseries 2 will increase
                                          by:

                                          - [$_____________] after a
                                            Supplemental Credit Enhancement
                                            Event, if Discover Bank has not made
                                            an Effective Alternative Credit
                                            Support Election for Subseries 2;

                                          - [$_____________] after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has occurred for Subseries 2;
                                            or

                                          - [$_____________] after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has not occurred for Subseries
                                            2.

                                          Subseries 3:
                                          -----------

                                          Initially, equal to [$_____________],
                                          which amounts may be reduced,
                                          reinstated or increased from time to
                                          time. The Available Subordinated
                                          Amount for Subseries 3 will increase
                                          by:

                                          - [$_____________] after a
                                            Supplemental Credit Enhancement
                                            Event, if Discover Bank has not made
                                            an Effective Alternative Credit
                                            Support Election for Subseries 3;

                                          - [$_____________] after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has occurred for Subseries 3;
                                            or

                                          - [$_____________] after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has not occurred for Subseries
                                            3.

                                          A "Supplemental Credit Enhancement
                                          Event" will occur for each subseries
                                          the first time Standard & Poor's
                                          Ratings Services withdraws the
                                          long-term debt or deposit rating of
                                          Discover Bank, or an additional
                                          seller, if any, or reduces this rating
                                          below BBB-.

                                          "Effective Alternative Credit Support
                                          Election" will mean an effective
                                          election made by Discover Bank to
                                          change the way in which the trust
                                          allocates finance charge collections
                                          to Subseries 1, Subseries 2 or
                                          Subseries 3. To make this election,
                                          Discover Bank must deposit additional
                                          funds into the cash collateral account
                                          discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)............  Subseries 1:
                                          -----------

                                          Discover Bank will arrange to have a
                                          cash collateral account established
                                          and funded with [$_____________] for
                                          Subseries 1 for the direct benefit of
                                          the Class B, Subseries 1 investors,
                                          the "Credit Enhancement Account," on
                                          the date the certificates are issued.
                                          The trustee may withdraw funds from
                                          this account to reimburse the Class B,
                                          Subseries 1 investors for amounts that
                                          would otherwise reduce their interest
                                          in the trust or affect their interest
                                          payments.

                                          The amount on deposit in this account
                                          may decrease or increase on future
                                          Distribution Dates. A "Distribution
                                          Date" is the 15th calendar day of each
                                          month, or the next business day,
                                          beginning in February 2003.

                                          The maximum amount of Credit
                                          Enhancement for Subseries 1 as of any
                                          Distribution Date will be:

                                          Before a Supplemental Credit
                                          Enhancement Event or an Effective
                                          Alternative Credit Support Election

                                          - 7.5% of the Series Investor Interest
                                            for Subseries 1 as of the end of the
                                            preceding month, but not less than
                                            [$_____________]; or

                                          After a Supplemental Credit
                                          Enhancement Event but before an
                                          Effective Alternative Credit Support
                                          Election

                                          - 8.0% of the Series Investor Interest
                                            for Subseries 1 as of the end of the
                                            preceding month, but not less than
                                            [$_____________]; or

                                          After an Effective Alternative Credit
                                          Support Election

                                          - 12.5% of the Series Investor
                                            Interest for Subseries 1 as of the
                                            end of the preceding month, but not
                                            less than [$_____________].

                                          However, if an Amortization Event for
                                          Subseries 1 has occurred, the maximum
                                          amount of Credit Enhancement will be
                                          the amount on deposit in the Credit
                                          Enhancement Account on the
                                          Distribution Date immediately before
                                          such Amortization Event occurred.

                                          "Series Investor Interest" with
                                          respect to Subseries 1 will mean
                                          [$_____________] minus

                                          - the amount of principal collections
                                            on deposit for the benefit of
                                            investors in Subseries 1, after
                                            giving effect to losses of principal
                                            on investments of these funds,

                                          - the aggregate amount of principal
                                            previously paid to investors in
                                            Subseries 1, and

                                          - the aggregate amount of investor
                                            losses attributable to Subseries 1
                                            resulting from accounts in which the
                                            receivables have been charged-off as
                                            uncollectible, after giving effect
                                            to all provisions in the Series
                                            Supplement to reimburse these
                                            charged-off amounts.

                                          Subseries 2:
                                          -----------

                                          Discover Bank will arrange to have a
                                          cash collateral account established
                                          and funded with [$_____________] for
                                          Subseries 2 for the direct benefit of
                                          the Class B, Subseries 2 investors,
                                          the "Credit Enhancement Account," on
                                          the date the certificates are issued.
                                          The trustee may withdraw funds from
                                          this account to reimburse the Class B,
                                          Subseries 2 investors for amounts that
                                          would otherwise reduce their interest
                                          in the trust or affect their interest
                                          payments.

                                          The amount on deposit in this account
                                          may decrease or increase on future
                                          Distribution Dates. A "Distribution
                                          Date" is the 15th calendar day of each
                                          month, or the next business day,
                                          beginning in February 2003.

                                          The maximum amount of Credit
                                          Enhancement for Subseries 2 as of any
                                          Distribution Date will be:

                                          Before a Supplemental Credit
                                          Enhancement Event or an Effective
                                          Alternative Credit Support Election

                                          - 7.5% of the Series Investor Interest
                                            for Subseries 2 as of the end of the
                                            preceding month, but not less than
                                            [$_____________]; or

                                          After a Supplemental Credit
                                          Enhancement Event but before an
                                          Effective Alternative Credit Support
                                          Election

                                          - 8.0% of the Series Investor Interest
                                            for Subseries 2 as of the end of the
                                            preceding month, but not less than
                                            [$_____________]; or


                                          After an Effective Alternative Credit
                                          Support Election

                                          - 12.5% of the Series Investor
                                            Interest for Subseries 2 as of the
                                            end of the preceding month, but not
                                            less than [$_____________].

                                          However, if an Amortization Event for
                                          Subseries 2 has occurred, the maximum
                                          amount of Credit Enhancement will be
                                          the amount on deposit in the Credit
                                          Enhancement Account on the
                                          Distribution Date immediately before
                                          such Amortization Event occurred.

                                          "Series Investor Interest" with
                                          respect to Subseries 2 will mean
                                          [$_____________] minus

                                          - the amount of principal collections
                                            on deposit for the benefit of
                                            investors in Subseries 2, after
                                            giving effect to losses of principal
                                            on investments of these funds,

                                          - the aggregate amount of principal
                                            previously paid to investors in
                                            Subseries 2, and

                                          - the aggregate amount of investor
                                            losses attributable to Subseries 2
                                            resulting from accounts in which the
                                            receivables have been charged-off as
                                            uncollectible, after giving effect
                                            to all provisions in the Series
                                            Supplement to reimburse these
                                            charged-off amounts.

                                          Subseries 3:
                                          -----------

                                          Discover Bank will arrange to have a
                                          cash collateral account established
                                          and funded with [$_____________] for
                                          Subseries 3 for the direct benefit of
                                          the Class B, Subseries 3 investors,
                                          the "Credit Enhancement Account," on
                                          the date the certificates are issued.
                                          The trustee may withdraw funds from
                                          this account to reimburse the Class B,
                                          Subseries 3 investors for amounts that
                                          would otherwise reduce their interest
                                          in the trust or affect their interest
                                          payments.

                                          The amount on deposit in this account
                                          may decrease or increase on future
                                          Distribution Dates. A "Distribution
                                          Date" is the 15th calendar day of each
                                          month, or the next business day,
                                          beginning in February 2003.

                                          The maximum amount of Credit
                                          Enhancement for Subseries 3 as of any
                                          Distribution Date will be:

                                          Before a Supplemental Credit
                                          Enhancement Event or an Effective
                                          Alternative Credit Support Election

                                          - 7.5% of the Series Investor Interest
                                            for Subseries 3 as of the end of the
                                            preceding month, but not less than
                                            [$_____________]; or


                                          After a Supplemental Credit
                                          Enhancement Event but before an
                                          Effective Alternative Credit Support
                                          Election

                                          - 8.0% of the Series Investor Interest
                                            for Subseries 3 as of the end of the
                                            preceding month, but not less than
                                            [$_____________]; or

                                          After an Effective Alternative Credit
                                          Support Election

                                          - 12.5% of the Series Investor
                                            Interest for Subseries 3 as of the
                                            end of the preceding month, but not
                                            less than [$_____________].

                                          However, if an Amortization Event for
                                          Subseries 3 has occurred, the maximum
                                          amount of Credit Enhancement will be
                                          the amount on deposit in the Credit
                                          Enhancement Account on the
                                          Distribution Date immediately before
                                          such Amortization Event occurred.

                                          "Series Investor Interest" with
                                          respect to Subseries 3 will mean
                                          [$_____________] minus

                                          - the amount of principal collections
                                            on deposit for the benefit of
                                            investors in Subseries 3, after
                                            giving effect to losses of principal
                                            on investments of these funds,

                                          - the aggregate amount of principal
                                            previously paid to investors in
                                            Subseries 3, and

                                          - the aggregate amount of investor
                                            losses attributable to Subseries 3
                                            resulting from accounts in which the
                                            receivables have been charged-off as
                                            uncollectible, after giving effect
                                            to all provisions in the Series
                                            Supplement to reimburse these
                                            charged-off amounts.

THE RECEIVABLES.........................  The receivables in the Accounts included in the trust as of January 1,
                                          2003 totaled $35,871,381,619.62.

GROUP EXCESS SPREAD.....................  The certificates of each subseries
                                          (which are treated as a "series")
                                          initially will be included in the
                                          "Group One" group of series. The
                                          three-month rolling average Group
                                          Excess Spread Percentage, as defined
                                          below, will be 5.31% for the
                                          Distribution Date in January 2003.

                                          "Group Excess Spread Percentage" for
                                          any Distribution Date is a percentage
                                          calculated by multiplying:

                                          - twelve, by

                                          - an amount for all series in Group
                                            One equal to

                                            - the total amount of finance charge
                                              collections, investment income and
                                              other similar collections


                                            allocable to each series for the
                                            prior calendar month, minus

                                          - the total amount of interest and
                                            certain fees payable for each series
                                            and the amount of receivables
                                            allocable to each series that have
                                            been charged off as uncollectible
                                            for the prior calendar month;

                                          and then dividing the product by an
                                          amount equal to the sum of all
                                          investor interests for each series in
                                          Group One, in each case for the
                                          Distribution Date.

RATING OF THE INVESTOR CERTIFICATES.....  The trust will only issue the certificates if Standard & Poor's has
                                          rated the Class A Certificates for
                                          each subseries "AAA" and the Class B
                                          Certificates for each subseries at
                                          least "A" and Moody's Investors
                                          Service, Inc. has rated the Class A
                                          Certificates for each subseries "Aaa"
                                          and has rated the Class B Certificates
                                          for each subseries at least "A2."

ERISA CONSIDERATIONS....................  Discover Bank believes that employee benefit plans subject to ERISA may
                                          acquire Class A Certificates from any
                                          subseries; however, advisers to these
                                          plans should consult their own
                                          counsel. Employee benefit plans
                                          subject to ERISA may not acquire the
                                          Class B Certificates for any
                                          subseries.

LISTING.................................  Discover Bank expects to list the certificates on the Luxembourg Stock
                                          Exchange to facilitate trading in non-
                                          U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of January 1, 2003, the following five states had the largest receivables balances:

                                               PERCENTAGE OF TOTAL
                                                   RECEIVABLES
                STATE                        BALANCE IN THE ACCOUNTS
                -----                        -----------------------
                California.................          10.4%
                Texas......................           9.1%
                New York...................           7.0%
                Florida....................           6.0%
                Illinois...................           5.3%

         CREDIT LIMIT INFORMATION. As of January 1, 2003, the Accounts had the following credit limits:


                                               RECEIVABLES       PERCENTAGE OF
                                               OUTSTANDING     TOTAL RECEIVABLES
CREDIT LIMIT                                      (000'S)         OUTSTANDING
------------                                      -------         -----------
$0 to $4,000.00............................    $ 4,743,386          13.2%
$4,000.01 to $6,000.00.....................    $ 4,387,511          12.2%
$6,000.01 to $8,000.00.....................    $ 4,868,199          13.6%
$8,000.01 to $10,000.00....................    $ 9,571,706          26.7%
Over $10,000.00............................    $12,300,580          34.3%
                                               -----------         -----
 Total.....................................    $35,871,382         100.0%
                                               ===========         =====


         SEASONING. As of January 1, 2003, 95.2% of the Accounts were at least 24 months old. The ages of Accounts as of January 1, 2003 were distributed as follows:

                                              PERCENTAGE        PERCENTAGE
        AGE OF ACCOUNTS                       OF ACCOUNTS       OF BALANCES
        ---------------                       -----------       -----------
        Less than 12 Months...............       0.6%              0.6%
        12 to 23 Months...................       4.2%              4.2%
        24 to 35 Months...................       9.6%              9.4%
        36 Months and Greater.............      85.6%             85.8%
                                               -----             -----
                                               100.0%            100.0%
                                               =====             =====

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of January 1, 2003, the Accounts had the following delinquency statuses:

                                            AGGREGATE
                                            BALANCES        PERCENTAGE
      PAYMENT STATUS                         (000'S)        OF BALANCES
      --------------                         -------        -----------
      Current.......................      $31,226,691         87.0%
      1 to 29 Days..................      $ 2,322,345          6.5%
      30 to 59 Days.................      $   775,175          2.2%
      60 to 89 Days.................      $   523,319          1.5%
      90 to 119 Days................      $   412,392          1.1%
      120 to 149 Days...............      $   334,529          0.9%
      150 to 179 Days...............      $   276,931          0.8%
                                          -----------        -----
                                          $35,871,382        100.0%
                                          ===========        =====

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of November 30, 2002, the following five states had the largest receivables balances:

                                        PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                              OF DISCOVER CARD PORTFOLIO
                STATE                           AS OF NOVEMBER 30, 2002
                -----                           -----------------------

                California..........              10.9%
                Texas...............               8.9%
                New York............               7.3%
                Florida.............               6.0%
                Illinois............               5.2%


         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of November 30, 2002.

         CREDIT LIMIT INFORMATION. As of November 30, 2002, the accounts in the Discover Card portfolio had the following credit limits:

                                                                    PERCENTAGE
                                               RECEIVABLES           OF TOTAL
                                               OUTSTANDING          RECEIVABLES
         CREDIT LIMIT                            (000'S)            OUTSTANDING
         ------------                            -------            -----------
         $0 to $4,000.00................       $ 7,142,470             15.1%
         $4,000.01 to $6,000.00.........       $ 7,284,176             15.4%
         $6,000.01 to $8,000.00.........       $ 7,282,876             15.3%
         $8,000.01 to $10,000.00........       $12,086,038             25.5%
         Over $10,000.00................       $13,586,822             28.7%
                                               -----------            -----
           Total........................       $47,382,382            100.0%
                                               ===========            =====

         SEASONING. As of November 30, 2002, 82.1% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of November 30, 2002 were distributed as follows:

                                         PERCENTAGE               PERCENTAGE
AGE OF ACCOUNTS                          OF ACCOUNTS              OF BALANCES
---------------                          -----------              -----------
Less than 12 Months.............             7.5%                    11.1%
12 to 23 Months.................            10.4%                    10.2%
24 to 35 Months.................            12.6%                    12.1%
36 Months and Greater...........            69.5%                    66.6%
                                           -----                    -----
                                           100.0%                   100.0%
                                           =====                    =====

         SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, overlimit fees and other miscellaneous fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                            TWELVE MONTHS ENDED NOVEMBER 30,
                                         --------------------------------------
                                          2002            2001            2000
                                         ------          ------          ------
        Aggregate Monthly Yields
          Excluding Recoveries           15.29%          15.95%          16.34%
          Including Recoveries           15.91%          16.62%          16.97%

         Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, the proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of November 30, 2002, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                             AGGREGATE
                                             BALANCES           PERCENTAGE
         PAYMENT STATUS                       (000'S)           OF BALANCES
         --------------                       -------           -----------
         Current.....................       $ 41,611,967           87.8%
         1 to 29 Days................       $  2,880,158            6.1%
         30 to 59 Days...............       $    941,018            2.0%
         60 to 89 Days...............       $    662,241            1.4%
         90 to 119 Days..............       $    518,187            1.1%
         120 to 149 Days.............       $    420,032            0.9%
         150 to 179 Days.............       $    348,779            0.7%
                                            ------------          -----
                                            $ 47,382,382          100.0%
                                            ============          =====

         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                                AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                  -----------------------------------------------------------------------
                            2002                    2001                     2000
                            ----                    ----                     ----
                  DELINQUENT              DELINQUENT               DELINQUENT
                    AMOUNT                  AMOUNT                   AMOUNT
                    (000'S)   PERCENTAGE    (000'S)   PERCENTAGE     (000'S)   PERCENTAGE
                    -------   ----------    -------   ----------     -------   ----------

30-59 Days....    $  927,959    2.0%      $1,001,038    2.2%       $  831,836    2.0%
60-89 Days....    $  655,638    1.4%      $  687,141    1.5%       $  547,193    1.3%
90-179 Days...    $1,299,208    2.8%      $1,265,333    2.7%       $  930,066    2.3%
                  ----------    ---       ----------    ---        ----------    ---
  Total.......    $2,882,805    6.2%      $2,953,512    6.4%       $2,309,095    5.6%
                  ==========    ===       ==========    ===        ==========    ===

         Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

-------                                                TWELVE MONTHS ENDED NOVEMBER 30,
                                                   ----------------------------------------
                                                      2002           2001          2000
                                                      ----           ----          ----
                                                            (DOLLARS IN THOUSANDS)
       Average Receivables Outstanding.........    $46,374,096    $46,172,045   $41,064,509
       Gross Charge-Offs.......................    $ 3,200,339    $ 2,801,998   $ 2,059,933
       Net Charge-Offs.........................    $ 2,915,090    $ 2,494,330   $ 1,804,972
       Gross Charge-Offs as an Annualized
         Percentage of Average Receivables
         Outstanding...........................       6.90%          6.07%         5.02%
       Net Charge-Offs as an Annualized
         Percentage of Average Receivables
         Outstanding...........................       6.29%          5.40%         4.40%

         Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                             TWELVE MONTHS ENDED NOVEMBER 30,
                                             --------------------------------
                                              2002        2001          2000
                                              ----        ----          ----
        Average Monthly Payment Rate.......  16.56%      15.98%        16.24%
        Highest Monthly Payment Rate.......  17.17%      16.96%        17.25%
        Lowest Monthly Payment Rate........  15.35%      14.83%        14.75%